EXHIBIT 23.2

                           PRICEWATERHOUSECOOPERS LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration
statement of SPEEDUS.COM, Inc. on Form S-3 (File No. 333-     ) of our report
dated March 30, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in SPEEDUS.COM's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts".

                                        PricewaterhouseCoopers LLP

New York, New York
September 12, 2000